Exhibit 99.1

This Agreement is made on the 2nd of November 2007.

Parties
1 Iron Duyfken Pty Limited ACN 125 811 912 of Level 1, 20 Hunter Street, Sydney NSW 200 (ID)

2 Legend International Holdings Inc of Level 8, 580 St Kilda Road, Melbourne Victoria 3004 (Legend)

Background

A     ID has made certain EPM applications in the State of Queensland.

B ID has agreed to hold in trust for Legend certain EPM applications subject to and on the terms and conditions contained in this Document.

Operative Provisions

1.    Definitions and Interpretation
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1.1   Definitions

      The following definitions apply:

      Business Day means:

(a) for receiving a notice under clause 8, a day that is not a Saturday, Sunday, public holiday or bank holiday in the place where the notice is received; and

(b) for all other purposes, a day that is not a Saturday, Sunday, public holiday or bank holiday in New South Wales.

      Business Hours means from 9:00am to 5:00pm on a Business Day.

      Completion means completion of the obligations set out in clause 5.3.

      Completion Date means the date of this Document.

      Consideration Shares means 500,000 of unencumbered fully paid listed shares in Legend being fully transferable on compliance with registration requirements of the United States Securities and Exchange Commission and with full voting rights.

      Corporations Act means the Corporations Act 2001 (Cth).

      Document means this document, and includes all its schedules, annexures and exhibits, if any.

      EPM means Exploration Permit for Minerals.

      EPM Applications means the applications made by ID for the Lady Annie EPM, Lady Jane EPM and Thorntonia EPM.

      Lady Annie EPM means EPM 16940.

      Lady Jane EPM means EPM 16683.

      Thorntonia EPM means EPM 16941.

      Party means a party to this Document.


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      Purchase  Price  means  the  sum  of  AU$500,000  and  the  issue  of  the
      Consideration Shares.

      Warranties means each of the representations and warranties set out in clause 6.1.

1.2   Interpretation

      In this Document, except where the context otherwise requires:

(a) the singular includes the plural and vice versa, and a gender includes other genders;

(b) another grammatical form of a defined word or expression has a corresponding meaning;

(c) a reference to a clause, paragraph, schedule or annexure is to a clause or paragraph of, or schedule or annexure to, this Document, and a reference to this Document includes any schedule or annexure;

(d) a reference to a document or instrument includes the document or instrument as novated, altered, supplemented or replaced from time to time;

(e)         a reference to AU$, A$, $A, dollar or $ is to Australian currency;

(f)         a reference to time is to Sydney, Australia time;

(g) a reference to a party is to a party to this Document, and a reference to a party to a document includes the party's executors, administrators, successors and permitted assigns and substitutes;

(h) a reference to a person includes a natural person, partnership, body corporate, association, governmental or local authority or agency or other entity;

(i) a reference to a statute, ordinance, code or other law includes regulations and other instruments under it and consolidations, amendments, re enactments or replacements of any of them;

(j) a word or expression defined in the Corporations Act has the meaning given to it in the Corporations Act;

(k) the meaning of general words is not limited by specific examples introduced by including, for example or similar expressions;

(l) a rule of construction does not apply to the disadvantage of a party because the party was responsible for the preparation of this Document or any part of it; and

(m) if a day on or by which an obligation must be performed or an event must occur is not a Business Day, the obligation must be performed or the event must occur on or by the next Business Day.

1.3   Headings

      Headings are for ease of reference only and do not affect interpretation.


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2.    EPM Applications
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2.1   Lady Annie EPM Application

      (a) The parties have each made separate applications with the State of Queensland to hold the Lady Annie EPM to explore for minerals.

      (b) The parties agree that ID is to continue with its Lady Annie EPM Application.

      (c) ID agrees to hold in trust for Legend the Lady Annie EPM Application and in the event that ID is successful in its Lady Annie EPM Application, the Lady Annie EPM.

2.2   Lady Jane EPM Application

      (a) ID has made an application with the State of Queensland to hold the Lady Jane EPM.

      (b) ID agrees to hold in trust for Legend the Lady Jane EPM Application and in the event that the Lady Jane EPM Application is granted, the Lady Jane EPM.

2.3   Thorntonia EPM Application

      (a) ID has made an application with the State of Queensland to hold the Thorntonia EPM.

      (b) ID agrees to hold in trust for Legend the Thorntonia EPM Application and in the event that the Thorntonia EPM Application is granted, the Thorntonia EPM.

2.4   Processing of EPM Applications


      ID agrees to use its best and reasonable endeavours to obtain the grant of each EPM which is the subject of the EPM Application as soon as possible.

3.    Consideration
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3.1   Payments on Completion


      On Completion:

      (a)   Legend must pay the Purchase Price to ID; and

      (b)   Legend must issue the Consideration Shares as follows:

            (i)   250,000 Consideration Shares to Pilmore Pty Limited; and

            (ii)  250,000 Consideration Shares to Len van der Sluijs.

3.2   Cleared funds

      All payments under this clause 3 must be paid in immediately cleared funds to such person or account as ID shall nominate.

4.    Completion
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4.1   Time and Place


      Completion will take place on the Completion Date at the offices of Swaab Attorneys or another place agreed by the parties.


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4.2   Simultaneous Actions on Completion

      All actions at completion will be taken to take place simultaneously and a delivery or payment will not be regarded as having been made until all deliveries and payments to be made on completion have been made.

4.3   Obligations of Legend

      At completion, Legend must:

      (a)   pay the amounts referred to in clause 4.1(a); and

      (b)   issue to ID of the Consideration Shares.

4.4   Obligations of ID


      At completion, ID must deliver to Legend:

      (a) all correspondence and information (in whatever form) it has in connection with the EPM Applications.

      (b) a power of attorney in a form acceptable to Legend authorising Legend and any director or secretary of Legend to perform all acts and do all things in connection with each EPM Application and EPM.

5.          Post completion
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5.1   Exploration and Mining Rights

      The parties agree that ID is to retain the exploration and mining rights for all uranium deposits relating to the EPM Applications. Legend will provide to ID and its agents and assigns the right of reasonable access for ID or its agents to undertake such exploration and mining. ID will indemnify Legend and its directors, employees and agents without setoff or deduction for any claim, action, damage, loss, liability, penalty, cost, charge, expense or outgoing suffered or incurred by Legend or assigns arising directly or indirectly from any activity undertaken by ID or its agents or assigns on the any EPM or EPM Application including any rehabilitation. Each party will co-operate and use its reasonable endeavours not to interfere with the permitted mining and exploration activities of the other.

      ID will give to Legend 60 days notice of any proposal to undertake uranium exploration and mining on any EPM or EPM Application (Notice of Proposal) including details of the proposed exploration and mining operations.

      ID  will  not  undertake  uranium   exploration  and  mining  on  any  EPM
      Application or EPM where the uranium deposits are on a phosphate or other mineral deposit;

            (a)   that is being mined or prepared for mining by Legend; or

            (b) that has an identified reserve (other than for uranium) and in respect of which Legend can demonstrate that there is an existing proposal to mine an area that includes the area that is contained in the Notice of Proposal. Legend must commence mining within 18 months of the date of receipt of the Notice of Proposal, failing which ID may undertake uranium exploration and mining on that EPM Application or EPM.


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      For the avoidance of doubt, all minerals other than uranium excavated from the EPMs are the property of Legend.

5.2   Keep informed

      Legend will provide to ID regular updates on the progress of the registration of the Consideration Shares.

5.3   EPMs in trust

      In respect of clauses 2.1, 2.2 and 2.3:

      (a) ID will act in accordance with Legend's reasonable instructions in relation to the relevant EPM Application and EPM once granted which is being held in trust;

      (b)   Legend will indemnify ID in relation to:

            (i) any reasonable costs and expenses incurred by ID in complying with Legend's instructions; and

            (ii) unless otherwise provided for in this Document, any tax payable by ID which arises in relation to the relevant EPMs other than tax assessed on income or capital gains on the Purchase Price.

      (c) on grant of the EPM, ID will take all steps required by Legend to keep the EPMs in good standing and transfer the EPMs to Legend or its nominee free from mortgages, charges, liens, encumbrances or other third party interests over or affecting the EPMs and to obtain all consents and approvals required to transfer the EPM to Legend or its nominee.

      (d) ID will promptly on receipt or creation forward to Legend all correspondence and information (in whatever form) it has from time to time in connection with the EPM Applications.

      (e) ID will perform all acts and do all things reasonably required by Legend in relation to any EPM Application (whether prior to or after their grant (as applicable)) and EPM including the creation and registration of any encumbrance or lodgement of any caveat.


5.4   Consideration Shares

      If the Consideration Shares are not freely tradable within four months of Completion, ID may, by written notice to Legend within one month of the end of that four month period, request that Legend pays to ID a total sum of $500,000, and on receipt of that notice Legend shall pay to ID the sum of $500,000 on and subject to the following:

      (a) delivery to Legend or its nominee of all documents required by Legend or its nominee to transfer the legal and beneficial ownership of the Consideration Shares to Legend or its nominee;

      (b) Legend being satisfied that the Consideration Shares are free from all encumbrances and interests of any other person;


      and without limitation the documents will include the following:


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      (c)   an executed  transfer in registrable  form in favour of a transferee as nominated by Legend in respect of all of the Consideration Shares and/or a buy-back agreement;

      (d)   the Common Stock certificates for the Consideration Shares.

      ID will ensure that the holders of those Consideration Shares will at any time on request perform all acts and do all things reasonably required by Legend at any time to effect and perfect the transfer of the Consideration Shares to Legend and/or its nominee.

6.    Warranties and Representations
--------------------------------------------------------------------------------

6.1   ID Warranties

      ID represents and warrants to Legend that the following statements are true and accurate at the Completion Date:

      (a) there are no mortgages, charges, liens, encumbrances or other third party interests over or affecting the EPM Applications;

      (b) ID has accurately disclosed all material information in relation to the EPM Applications and there is no dispute or threatened claim in connection with the EPM Applications other than as disclosed in writing to Legend prior to Completion or as recorded on the public record at the Queensland Department of Minerals and Energy prior to Completion; and

      (c) ID has the power and lawful authority to enter into and perform this Document and this Document constitutes a legal, valid and binding obligation on ID, enforceable in accordance with its terms.

6.2   Legend Warranties

      Legend represents and warrants to ID that the following statements are true and accurate at the Completion Date:

      (a)   there  are  no  mortgages,   charges,  liens,  restrictions  against
            transfer, encumbrances or other third party interests over or affecting the Consideration Shares;

      (b) Legend will deliver to ID a duly executed and completed share certificate for the Consideration Shares as soon as practicable after Completion;

      (c) Legend will use all reasonable endeavours to register, and expedite the registration process, for the Consideration Shares; and

      (d) Legend has the power and lawful authority to enter into and perform this Document including to issue the Consideration Shares and apply for the registration of those shares and this Document constitutes a legal, valid and binding obligation on Legend, enforceable in accordance with its terms.

6.3   Application of Warranties

      Each of the Warranties remains in full force and effect on and after the Completion Date despite completion taking place.


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6.4   Indemnity

      Each Party indemnifies the other against any claim, action, damage, loss, liability, cost, charge, expense or outgoing which the other Party pays, suffers, incurs or is liable (including legal costs on a full indemnity basis) in respect of any breach by Party of this Document.

7.    GST
--------------------------------------------------------------------------------

7.1   Interpretation

      In this clause 7, a word or expression defined in the A New Tax System (Goods and Services Tax) Act 1999 (Cth) has the meaning given to it in that Act.

7.2   GST Gross Up

      If a party makes a supply under or in connection with this Document in respect of which GST is payable, the consideration for the supply but for the application of this clause 7.2 (GST exclusive consideration) is increased by an amount equal to the GST exclusive consideration multiplied by the rate of GST prevailing at the time the supply is made.

7.3   Reimbursements

      If a party must reimburse or indemnify another party for a loss, cost or expense, the amount to be reimbursed or indemnified is first reduced by any input tax credit the other party is entitled to for the loss, cost or expense, and then increased in accordance with clause 7.2.

7.4   Tax Invoice

      A party need not make a payment for a taxable supply made under or in connection with this Document until it receives a tax invoice for the supply to which the payment relates.

8.    Notices and Other Communications
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8.1   Service of Notices

      A notice, demand, consent, approval or communication under this Document (Notice) must be:

      (a) in writing, in English and signed by a person duly authorised by the sender; and

      (b) hand delivered or sent by prepaid post or facsimile to the recipient's address for Notices specified on page 1, as varied by any Notice given by the recipient to the sender.

8.2   Effective on Receipt


      A Notice given in accordance with clause 8 takes effect when taken to be received (or at a later time specified in it), and is taken to be received:

      (a)   if hand delivered, on delivery;

      (b) if sent by prepaid post, two Business Days after the date of posting (or seven Business Days after the date of posting if posted to or from a place outside Australia);


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      (c)   if sent by facsimile, when the sender's facsimile system generates a message confirming successful transmission of the entire Notice unless, within eight Business Hours after the transmission, the recipient informs the sender that it has not received the entire Notice, but if the delivery, receipt or transmission is not on a Business Day or is after 5.00pm on a Business Day, the Notice is taken to be received at 9.00am on the next Business Day.

9.    Miscellaneous
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9.1   Alterations

      This Document may be altered only in writing signed by each party.

9.2   Approvals and Consents

      Except where this Document expressly states otherwise, a party may, in its discretion, give conditionally or unconditionally or withhold any approval or consent under this Document.

9.3   Assignment

      A party may only assign this Document or a right under this Document with the prior written consent of each other party (such consent not to be unreasonably withheld).

9.4   Costs

      Each party must pay its own costs of negotiating, preparing and executing this Document.

9.5   Stamp Duty

      Any stamp duty, duties or other taxes of a similar nature (including fines, penalties and interest) in connection with this Document or any transaction contemplated by this Document, must be paid by ID.

9.6   Survival

      Any indemnity or any obligation of confidence under this Document is independent and survives termination of this Document. Any other term by its nature intended to survive termination of this Document survives termination of this Document.

9.7   Counterparts

      This Document may be executed in counterparts. All executed counterparts constitute one document.

9.8   No Merger

      The rights and obligations of the parties under this Document do not merge on completion of any transaction contemplated by this Document.

9.9   Entire Agreement

      This Document constitutes the entire agreement between the parties in connection with its subject matter and supersedes all previous agreements or understandings between the parties in connection with its subject matter.


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9.10  Further Action

      Each party must do, at its own expense, everything reasonably necessary (including executing documents) to give full effect to this Document and any transactions contemplated by it.

9.11  Severability

      A term or part of a term of this Document that is illegal or unenforceable may be severed from this Document and the remaining terms or parts of the term of this Document continue in force.

9.12  Waiver

      A party does not waive a right, power or remedy if it fails to exercise or delays in exercising the right, power or remedy. A single or partial exercise of a right, power or remedy does not prevent another or further exercise of that or another right, power or remedy. A waiver of a right, power or remedy must be in writing and signed by the party giving the waiver.

9.13  Relationship

      Except where this Document expressly states otherwise, it does not create a relationship of employment, trust, agency or partnership between the parties.

9.14  Confidentiality

      A party may only use confidential information of another party for the purposes of this Document, and must keep the existence and the terms of this Document and any confidential information of another party confidential except where:

      (a)   the information is public  knowledge (but not because of a breach of
            this   Document)  or  the  party  has   independently   created  the
            information;

      (b) disclosure is required by law or a regulatory body (including a relevant stock exchange); or

      (c) disclosure is made to a person who must know for the purposes of this Document on the basis that the person keeps the information confidential.

9.15  Announcements

      A public announcement in connection with this Document or any transaction contemplated by it must be agreed by the parties before it is made which agreement will not be unreasonably withheld, except if required by law or a regulatory body (including a relevant stock exchange), in which case the party required to make an announcement must, to the extent practicable, first consult with and take into account the reasonable requirements of each other party.

9.16  Governing Law and Jurisdiction

      This Document is governed by the law of New South Wales and each party irrevocably and unconditionally submits to the non exclusive jurisdiction of the courts of New South Wales.


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Executed as an agreement in New South Wales


EXECUTED by Iron Duyfken Pty Limited      )
(ACN 125 811 912) by or in the presence   )
of its duly  authorised  officers  in     )
accordance  with  section  127 of the     )
Corporations Act 2001:                    )
                                          )
                                          )
                                          )
s/s Fredrick Swabb                        )
------------------------------------------)
Signature of Sole director/Sole secretary )
                                          )
                                          )
Fredrick Swaab
------------------------------------------
Name of Sole Director/Sole Secretary -
please print

EXECUTED by Legend  International
Holdings Inc by or in the presence of
its duly authorised officers: )
                                          )
                                          )
                                          )
s/s Peter Lee                             )   /s/ Joseph Gutnick
----------------------------------------  )   ----------------------------------
Signature of director/secretary           )   Signature of director
                                          )
Peter Lee                                 )   /s/ Joseph Gutnick
----------------------------------------  )   ----------------------------------
Name of director/secretary - please print )